Exhibit 10.3
                                                                    ------------


And When Recorded Return to:
Peggy J. Jones, CLAS
Weil Gotshal & Manges LLP
200 Crescent Court, Suite 300
Dallas, Texas 75201


          TERMINATION OF SERIES B POWER TRANSFER FACILITIES AGREEMENT
          -----------------------------------------------------------


     THIS TERMINATION OF SERIES B POWER TRANSFER FACILITIES AGREEMENT is entered into effective as of the 31st day of August, 2006 (the "Effective Date"), by and
                                                        --------------
between ENRON WIND SYSTEMS, LLC, a California limited liability company ("EWS"),
                                                                          ---
and ZOND WINDSYSTEM PARTNERS, LTD. SERIES 85-B, a California Limited Partnership ("ZWP 85-B" and, together with EWS, the "Parties").
  --------                               -------

                                    RECITALS

     A. As of September 9, 1985, EWS (as successor in interest to Zond Systems, Inc.) and ZWP 85-B entered into that certain Series B Power Transfer Facilities Agreement (as amended, the "Agreement") recorded on November 13, 1985 in Book
                            ---------
5815, Page 1168 of the Official Records of Kern County, California.

     B.  The Parties desire to terminate the Agreement.

                                   AGREEMENT

     1. In consideration of the premises and covenants herein set forth, the Parties hereby terminate the Agreement effective as of the Effective Date.

     2. All of the covenants, terms and conditions set forth herein shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         EXECUTED as of the Effective Date.

                                         PARTIES:
                                         -------

                                         ENRON WIND SYSTEMS, LLC,
                                         a California limited liability company

                                         By:  Enron Wind LLC,
                                              its sole member

                                              By:  Enron Renewable Energy Corp.,
                                                   its sole member


                                                   By: /s/ Jesse E. Neyman
                                                       -------------------------
                                                       Jesse E. Neyman,
                                                       President and Chief
                                                       Executive Officer



                                         ZOND WINDSYSTEM PARTNERS, LTD.
                                         SERIES 85-B, a California Limited
                                         Partnership

                                         By:  Zond Windsystems Management IV
                                              LLC, its general partner



                                              By: /s/ Jesse E. Neyman
                                                  ------------------------------
                                                  Jesse E. Neyman, President

                   ACKNOWLEDGMENT OF ENRON WIND SYSTEMS, LLC


THE STATE OF TEXAS         )
                           )  ss.
COUNTY OF HARRIS           )


          On September 7, 2006, before me, Rene Angelina Olvera, a Notary Public, personally appeared Jesse E. Neyman, President and Chief Executive Officer of Enron Renewable Energy Corp., the sole member of Enron Wind LLC, the sole member of Enron Wind Systems, LLC, a California limited liability company, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

          WITNESS my hand and official seal.





(SEAL)
RENE ANGELINA OLVERA
NOTARY PUBLIC, STATE OF TEXAS                /s/ Rene Angelina Olvera
MY COMMISSION EXPIRES                        -----------------------------------
MARCH 9, 2008                                Signature of Notary Public

        ACKNOWLEDGMENT OF ZOND WINDSYSTEM PARTNERS, LTD. SERIES 85-B, A
                         CALIFORNIA LIMITED PARTNERSHIP


THE STATE OF TEXAS         )
                           )  ss.
COUNTY OF HARRIS           )


          On September 7, 2006, before me, Rene Angelina Olvera, a Notary Public, personally appeared Jesse E. Neyman, President of Zond Windsystems Management IV LLC, the general partner of Zond Windsystem Partners, Ltd. Series 85-B, a California Limited Partnership, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

          WITNESS my hand and official seal.




(SEAL)
RENE ANGELINA OLVERA
NOTARY PUBLIC, STATE OF TEXAS                /s/ Rene Angelina Olvera
MY COMMISSION EXPIRES                        -----------------------------------
MARCH 9, 2008                                Signature of Notary Public